UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2010

ARCADIA RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

Nevada	001-32935	88-0331369
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Priority Way West Drive, Indianapolis, Indiana	46240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 569-8234

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Stephen Goldsmith resigned from the Company’s Board of Directors effective May 28, 2010 in connection with becoming Deputy Mayor of New York City. His resignation is not the result of a disagreement with the Company. Mr. Goldsmith has been a member of the Board’s Audit, Compensation, and Nominating and Governance Committees.
A copy of the press release issued in connection with Mr. Goldsmith’s resignation is attached hereto as an exhibit.

Item 9.01	Financial Statements and Exhibits
99.1 Press Release
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.
By:	/s/ Matthew R. Middendorf
Matthew R. Middendorf
Its:	Chief Financial Officer, Treasurer and Secretary

Dated: May 28, 2010